TRADE RECEIVABLES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure Trade Receivables and Other Current Assets [Abstract]
Trade receivables	$ 360	$ 262
Other short-term receivables	82	103
Prepaids and others	112	89
Trade receivables and other current assets, net	$ 554	$ 454
% of trade AR that is current	99.00%	95.00%
Description of significant payment terms in contracts with customers	Trade receivables are generally on 30-day terms and credit limits are assigned and monitored for all counterparties. In determining the recoverability of trade receivables, management performs a risk analysis considering the type and age of the outstanding receivables and the credit worthiness of the counterparties.
Allowance For Doubtful Trade Receivable Accounts	$ 0	$ 0